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PROSPECTUS

[LOGO]

                               22,000,000 SHARES
                            COHEN & STEERS ADVANTAGE
                            INCOME REALTY FUND, INC.
                                 COMMON SHARES
                                $15.00 PER SHARE

                             -------------------

    Investment Objectives. The Fund is a recently-organized, non-diversified, closed-end management investment company.

     Our primary investment objective is high current income through investment in real estate securities; and

     Our secondary investment objective is capital appreciation.

    Portfolio Contents. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. See 'Investment Objectives and Policies.' We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in non-investment grade preferred stock or debt securities (commonly known as 'junk bonds'). We will not invest more than 10% of our total assets in illiquid real estate securities. There can be no assurance that we will achieve our investment objectives. See 'Principal Risks of the Fund.'

    No Prior History. Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange (the 'NYSE') upon notice of issuance under the symbol 'RLF.'

                             -------------------

    THE FUND'S INVESTMENT POLICY OF INVESTING IN REAL ESTATE COMPANIES AND REITS INVOLVES A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE 'PRINCIPAL RISKS OF THE FUND' BEGINNING ON PAGE 27.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             -------------------

                                                                 PER SHARE       TOTAL(1)
                                                                ------------   ------------
Public offering price                                             $15.00       $330,000,000
Sales load(2)                                                     $ 0.675      $ 14,850,000
Proceeds to the Fund(3)                                           $14.325      $315,150,000

(footnotes on following page)

    The underwriters are offering the Common Shares subject to various conditions and expect to deliver the common shares to purchasers on or about May 31, 2001.

                              -------------------

                              SALOMON SMITH BARNEY
         PRUDENTIAL SECURITIES                              UBS WARBURG
FIRST UNION SECURITIES, INC.        LEGG MASON WOOD WALKER,        RAYMOND JAMES
                                         INCORPORATED

May 24, 2001






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(1) The underwriters may purchase up to 3,300,000 additional shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load and proceeds before expenses to the Fund will be $379,500,000, $17,077,500 and $362,422,500, respectively.

(2) For a description of all commissions and other compensation paid to the underwriters by the Fund and others, see 'Underwriting.'

(3) The total of other expenses for the issuance and distribution of shares of common stock paid by the Fund is estimated to be $660,000 or $759,000 if the over-allotment option is exercised in full.

                                -------------------

    The Fund intends to use leverage by issuing shares of preferred stock representing approximately 25% of the Fund's capital after their issuance or alternatively through borrowing. Through leveraging, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See 'Use of Leverage -- Leverage Risk.'

    This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated May 24, 2001 (the 'SAI'), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 51 of this prospectus. You may request a free copy of the SAI by calling (800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).





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    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE
SAI. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON
THE FRONT OF THIS PROSPECTUS.

                               TABLE OF CONTENTS

                                                              PAGE
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
Prospectus Summary..........................................    4

Summary of Fund Expenses....................................   18

The Fund....................................................   20

Use of Proceeds.............................................   20

Investment Objectives and Policies..........................   20

Use of Leverage.............................................   23

Interest Rate Transactions..................................   26

Principal Risks of the Fund.................................   27

Additional Risk Considerations..............................   33

Management of the Fund......................................   34

Dividends and Distributions.................................   37

Closed-End Structure........................................   39

Possible Conversion to Open-End Status......................   40

Repurchase of Shares........................................   40

Taxation....................................................   41

Description of Shares.......................................   42

Certain Provisions of the Articles of Incorporation and
  By-Laws...................................................   44

Underwriting................................................   47

Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................   49

Reports to Shareholders.....................................   50

Validity of the Shares......................................   50

Table of Contents of the Statement of Additional
  Information...............................................   51

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                               PROSPECTUS SUMMARY

    This is only a summary. This summary does not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading 'Principal Risks of the Fund.'

The Fund.....................................  Cohen & Steers Advantage Income Realty Fund,
                                               Inc. (the 'Fund') is a recently organized,
                                               non-diversified, closed-end management
                                               investment company.

The Offering.................................  We are offering 22,000,000 shares of common stock ('Common Shares') through a group of
                                               underwriters led by Salomon Smith Barney Inc.,
                                               Prudential Securities Incorporated, UBS Warburg
                                               LLC, First Union Securities, Inc., Legg Mason
                                               Wood Walker, Incorporated and Raymond James &
                                               Associates, Inc. You must purchase at least 100
                                               Common Shares ($1,500). The underwriters have
                                               been granted an option to purchase up to
                                               3,300,000 additional Common Shares solely to
                                               cover over-allotments, if any. The initial
                                               public offering price is $15.00 per share. See
                                               'Underwriting.' Cohen & Steers Capital
                                               Management, Inc. (the 'Investment Manager') will
                                               be responsible for (i) all organization
                                               expenses and (ii) offering costs (other than the
                                               sales load) that exceed $0.03 per share of the
                                               Fund's Common Shares.

Investment Objectives and Policies...........  Our primary investment objective is high current income through investment in real estate
                                               securities. Capital appreciation is a secondary
                                               investment objective. Our investment objectives
                                               and certain investment policies are considered
                                               fundamental and may not be changed without
                                               shareholder approval. See 'Investment Objectives
                                               and Policies.'

                                               Under normal market conditions, we will invest
                                               at least 90% of our total assets in common
                                               stocks, preferred stocks and other equity
                                               securities issued by real estate companies, such
                                               as 'real estate investment trusts' ('REITs'). At
                                               least 80% of our total assets will be invested
                                               in income producing equity securities issued by
                                               REITs, and substantially all of the equity
                                               securities of
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
                                               real estate companies in which we intend to
                                               invest are traded on a national securities
                                               exchange or in the over-the-counter markets.

                                               A real estate company generally derives at least
                                               50% of its revenue from real estate or has at
                                               least 50% of its assets in real estate. A REIT
                                               is a company dedicated to owning, and usually
                                               operating, income producing real estate, or to
                                               financing real estate. REITs are generally not
                                               taxed on income distributed to shareholders
                                               provided they distribute to their shareholders
                                               substantially all of their income and otherwise
                                               comply with the requirements of the Internal
                                               Revenue Code of 1986, as amended (the 'Code').
                                               As a result, REITs generally pay relatively high
                                               dividends (as compared to other types of
                                               companies) and the Fund intends to use these
                                               REIT dividends in an effort to meet its
                                               objective of high current income. We may invest
                                               up to 10% of our total assets in debt securities
                                               issued or guaranteed by real estate companies.
                                               It is our current intention to invest
                                               approximately 75% of our total assets in common
                                               stocks of real estate companies and
                                               approximately 25% of our total assets in
                                               preferred stock of real estate companies,
                                               although the actual percentage of common and
                                               preferred stocks in our investment portfolio may
                                               vary over time. We will not invest more than 25%
                                               of our total assets in preferred stock or debt
                                               securities rated below investment grade
                                               (commonly known as 'junk bonds') or unrated
                                               securities of comparable quality. We will not
                                               invest more than 10% of our total assets in
                                               illiquid real estate securities. All of our
                                               investments will be in securities of U.S.
                                               issuers and we will generally not invest more
                                               than 10% of our total assets in the securities
                                               of one issuer.

                                               There can be no assurance that our investment
                                               objectives will be achieved. See 'Investment
                                               Objectives and Policies.'

Use of Leverage..............................  Subject to market conditions and the Fund's receipt of a AAA/aaa credit rating on shares of
                                               preferred stock of the Fund ('Fund Preferred
                                               Shares'), approximately one
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                                               to three months after completion of this
                                               offering, the Fund intends to offer Fund
                                               Preferred Shares representing approximately 25%
                                               of the Fund's capital after their issuance. Fund
                                               Preferred Shares will have seniority over the
                                               Fund's Common Shares and any interest rate
                                               transactions the Fund enters into. The issuance
                                               of Fund Preferred Shares will leverage your
                                               investment in Common Shares. As an alternative
                                               to Fund Preferred Shares, the Fund may leverage
                                               through borrowing. Any borrowing will have
                                               seniority over the Common Shares.

                                               The use of leverage creates an opportunity for
                                               increased Common Share net income, but also
                                               creates special risks for holders of Common
                                               Shares ('Common Shareholders'). Fund Preferred
                                               Shares will pay dividends based on short-term
                                               rates, which will be reset frequently.
                                               Borrowings may be at a fixed or floating rate.
                                               The Fund may seek to protect itself from the
                                               risk of increasing dividend or interest expenses
                                               resulting from an increase in short-term
                                               interest rates by entering into a swap or cap
                                               transaction as to all or a portion of Fund
                                               Preferred Shares or any borrowings. See
                                               'Interest Rate Transactions.' So long as the
                                               rate of return, net of applicable Fund expenses,
                                               on the Fund's portfolio investments exceeds the
                                               Fund Preferred Share dividend rate, as reset
                                               periodically, the interest rate on any
                                               borrowings or the payment rate set by any
                                               interest rate swap, the investment of the
                                               proceeds of Fund Preferred Shares or any
                                               borrowing will generate more income than will be
                                               needed to pay such dividends, interest or swap
                                               payment. If so, the excess will be available to
                                               pay higher dividends to Common Shareholders. If,
                                               however, the dividend rate or the interest rate
                                               on any borrowings, as modified by any cap, or
                                               rate payment rate set by any interest rate swap,
                                               exceeds the rate of return on the Fund's
                                               investment portfolio, the return to Common
                                               Shareholders will be less than if the Fund had
                                               not leveraged.

                                               The holders of Fund Preferred Shares voting as a
                                               separate class will be entitled to elect two
                                               members of
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                                               the Board of Directors of the Fund and in the
                                               event that the Fund fails to pay two full years
                                               of accrued dividends on Fund Preferred Shares,
                                               the holders of Fund Preferred Shares will be
                                               entitled to elect a majority of the members of
                                               the Board of Directors. See 'Use of Leverage'
                                               and 'Description of Shares -- Fund Preferred
                                               Shares.'

                                               There is no assurance that the Fund will utilize
                                               leverage or that, if utilized, the Fund's
                                               leveraging strategy will be successful. See 'Use
                                               of Leverage -- Leverage Risk.'

                                               Leverage Risk. Leverage creates two major types
                                               of risks for Common Shareholders:

                                                the likelihood of greater volatility of net
                                                asset value and market price of Common Shares
                                                because changes in the value of the Fund's
                                                portfolio are borne entirely by the Common
                                                Shareholders; and

                                                the possibility either that Common Share income
                                                will fall if the dividend rate on Fund Preferred
                                                Shares or the interest rate on any borrowings
                                                rises, or that Common Share income will
                                                fluctuate because the dividend rate on Fund
                                                Preferred Shares or the interest rate on any
                                                borrowings varies.

                                               When the Fund is utilizing leverage, the fees
                                               paid to the Investment Manager for investment
                                               advisory and management services will be higher
                                               than if the Fund did not utilize leverage
                                               because the fees paid will be calculated based
                                               on the Fund's managed assets (which equals the
                                               net asset value of the Common Shares plus the
                                               liquidation preference on any Fund Preferred
                                               Shares plus the principal amount of any
                                               borrowings).

Interest Rate Transactions...................  In connection with our anticipated use of leverage through the sale of Fund Preferred
                                               Shares or borrowings, we may enter into interest
                                               rate swap or cap transactions. The use of
                                               interest rate swaps and caps is a highly
                                               specialized activity that involves investment
                                               techniques and risks different from those
                                               associated with ordinary portfolio security
                                               transactions. In an interest rate swap, the Fund
                                               would agree to pay to the other party to the
                                               interest rate swap (which is
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
                                               known as the 'counterparty') a fixed rate
                                               payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate
                                               payment that is intended to approximate the
                                               Fund's variable rate payment obligation on Fund
                                               Preferred Shares or any variable rate borrowing.
                                               The payment obligations would be based on the
                                               notional amount of the swap. In an interest rate
                                               cap, the Fund would pay a premium to the
                                               counterparty to the interest rate cap and, to
                                               the extent that a specified variable rate index
                                               exceeds a predetermined fixed rate, would
                                               receive from the counterparty payments of the
                                               difference based on the notional amount of such
                                               cap. Depending on the state of interest rates in
                                               general, our use of interest rate swaps or caps
                                               could enhance or harm the overall performance of
                                               the Common Shares. To the extent there is a
                                               decline in interest rates, the value of the
                                               interest rate swap or cap could decline,
                                               resulting in a decline in the net asset value of
                                               the Fund. A sudden and dramatic decline in
                                               interest rates may result in a significant
                                               decline in the net asset value of the Fund. In
                                               addition, if the counterparty to an interest
                                               rate swap or cap defaults, the Fund would be
                                               obligated to make the payments that it had
                                               intended to avoid. Depending on the general
                                               state of short-term interest rates and the
                                               returns on the Fund's portfolio securities at
                                               that point in time, this default could
                                               negatively impact the performance of the Fund's
                                               Common Shares. In addition, at the time an
                                               interest rate swap or cap transaction reaches
                                               its scheduled termination date, there is a risk
                                               that the Fund will not be able to obtain a
                                               replacement transaction or that the terms of the
                                               replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could
                                               have a negative impact on the performance of the
                                               Fund's Common Shares. If the Fund fails to
                                               maintain the required 200% asset coverage of the
                                               liquidation value of the outstanding Fund
                                               Preferred Shares or if the Fund loses its
                                               expected AAA/aaa rating on Fund Preferred Shares
                                               or fails to maintain other covenants, the Fund
                                               may be
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
                                               required to redeem some or all Fund Preferred
                                               Shares. Similarly, the Fund could be required to
                                               prepay the principal amount of any borrowings.
                                               Such redemption or prepayment would likely
                                               result in the Fund seeking to terminate early
                                               all or a portion of any swap or cap transaction.
                                               Early termination of the swap could result in a
                                               termination payment by or to the Fund. Early
                                               termination of a cap could result in a
                                               termination payment to the Fund. The Fund
                                               intends to maintain in a segregated account with
                                               its custodian cash or liquid securities having a
                                               value at least equal to the Fund's net payment
                                               obligations under any swap transaction, marked
                                               to market daily. We would not enter into
                                               interest rate swap or cap transactions having a
                                               notional amount that exceeded the outstanding
                                               amount of the Fund's leverage.

                                               See 'Use of Leverage' and 'Interest Rate
                                               Transactions' for additional information.

Principal Risks of the Fund..................  We are a non-diversified, closed-end management investment company designed primarily as a
                                               long-term investment and not as a trading
                                               vehicle. The Fund is not intended to be a
                                               complete investment program and, due to the
                                               uncertainty inherent in all investments, there
                                               can be no assurance that we will achieve our
                                               investment objectives.

                                               No Operating History. As a recently organized
                                               entity, we have no operating history. See 'The
                                               Fund.'

                                               Investment Risk. An investment in the Fund is
                                               subject to investment risk, including the
                                               possible loss of the entire principal amount
                                               that you invest.

                                               Stock Market Risk. Your investment in Common
                                               Shares represents an indirect investment in the
                                               REIT shares and other real estate securities
                                               owned by the Fund, substantially all of which
                                               are traded on a national securities exchange or
                                               in the over-the-counter markets. The value of
                                               these securities, like other stock market
                                               investments, may move up or down, sometimes
                                               rapidly and unpredictably. Preferred stocks and
                                               debt securities are generally more sensitive to
                                               changes in interest rates
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
                                               than common stocks. When interest rates rise,
                                               the market value of preferred stocks and debt
                                               securities generally will fall. Your Common
                                               Shares at any point in time may be worth less
                                               than what you invested, even after taking into
                                               account the reinvestment of Fund dividends and
                                               distributions. The Fund may utilize leverage,
                                               which magnifies the stock market risk. See 'Use
                                               of Leverage -- Leverage Risk.'

                                               General Real Estate Risks. Since we concentrate
                                               our assets in the real estate industry, your
                                               investment in the Fund will be closely linked to
                                               the performance of the real estate markets.
                                               Property values may fall due to increasing
                                               vacancies or declining rents resulting from
                                               economic, legal, cultural or technological
                                               developments. REIT prices also may drop because
                                               of the failure of borrowers to pay their loans
                                               and poor management. Many REITs utilize leverage
                                               which increases investment risk and could
                                               adversely affect a REITs' operations and market
                                               value in periods of rising interest rates as
                                               well as risks normally associated with debt
                                               financing. In addition, there are risks
                                               associated with particular sectors of real
                                               estate investments.

                                               Retail Properties. Retail properties are
                                               affected by the overall health of the applicable
                                               economy and may be adversely affected by the
                                               growth of alternative forms of retailing,
                                               bankruptcy, departure or cessation of operations
                                               of a tenant, a shift in consumer demand due to
                                               demographic changes, spending patterns and lease
                                               terminations.

                                               Office Properties. Office properties are
                                               affected by the overall health of the economy,
                                               and other factors such as a downturn in the
                                               businesses operated by their tenants,
                                               obsolescence and non-competitiveness.

                                               Hotel Properties. The risks of hotel properties
                                               include, among other things, the necessity of a
                                               high level of continuing capital expenditures,
                                               competition, increases in operating costs which
                                               may not be offset by increases in revenues,
                                               dependence on business and commercial travelers
                                               and tourism, increases in fuel costs and other
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                                               expenses of travel, and adverse effects of
                                               general and local economic conditions. Hotel
                                               properties tend to be more sensitive to adverse
                                               economic conditions and competition than many
                                               other commercial properties.

                                               Healthcare Properties. Healthcare properties and
                                               healthcare providers are affected by several
                                               significant factors including federal, state and
                                               local laws governing licenses, certification,
                                               adequacy of care, pharmaceutical distribution,
                                               rates, equipment, personnel and other factors
                                               regarding operations; continued availability of
                                               revenue from government reimbursement programs
                                               (primarily Medicaid and Medicare); and
                                               competition on a local and regional basis. The
                                               failure of any healthcare operator to comply
                                               with governmental laws and regulations may
                                               affect its ability to operate its facility or
                                               receive government reimbursements.

                                               Multifamily Properties. The value and successful
                                               operation of a multifamily property may be
                                               affected by a number of factors such as the
                                               location of the property, the ability of the
                                               management team, the level of mortgage rates,
                                               presence of competing properties, adverse
                                               economic conditions in the locale, oversupply,
                                               and rent control laws or other laws affecting
                                               such properties.

                                               Insurance. Certain of the portfolio companies
                                               may carry comprehensive liability, fire, flood,
                                               earthquake extended coverage and rental loss
                                               insurance with various policy specifications,
                                               limits and deductibles. Should any type of
                                               uninsured loss occur, the portfolio company
                                               could lose its investment in, and anticipated
                                               profits and cash flows from, a number of
                                               properties and as a result impact the Fund's
                                               investment performance.

                                               Credit Risk. REITs may be highly leveraged and
                                               financial covenants may affect the ability of
                                               REITs to operative effectively.

                                               Non-Controlled Property Management. The ability
                                               of a REIT to manage properties that it does not
                                               own is limited by the Code and therefore a REIT
                                               is dependent
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                                               upon entities it does not control for the
                                               management and operation of its business.

                                               Environmental Issues. In connection with the
                                               ownership (direct or indirect), operation,
                                               management and development of real properties
                                               that may contain hazardous or toxic substances,
                                               a portfolio company may be considered an owner,
                                               operator or responsible party of such properties
                                               and, therefore, may be potentially liable for
                                               removal or remediation costs, as well as certain
                                               other costs, including governmental fines and
                                               liabilities for injuries to persons and
                                               property. The existence of any such material
                                               environmental liability could have a material
                                               adverse effect on the results of operations and
                                               cash flow of any such portfolio company and, as
                                               a result, the amount available to make
                                               distributions on shares of the Fund could be
                                               reduced.

                                               Smaller Companies. Even the larger REITs in the
                                               industry tend to be small to medium-sized
                                               companies in relation to the equity markets as a
                                               whole. REIT shares, therefore, can be more
                                               volatile than, and perform differently from,
                                               larger company stocks. There may be less trading
                                               in a smaller company's stock, which means that
                                               buy and sell transactions in that stock could
                                               have a larger impact on the stock's price than
                                               is the case with larger company stocks. Further,
                                               smaller companies may have fewer business lines;
                                               changes in any one line of business, therefore,
                                               may have a greater impact on a smaller company's
                                               stock price than is the case for a larger
                                               company.

                                               As of March 31, 2001, the market capitalization
                                               of REITs ranged in size from approximately $4
                                               million to approximately $8.6 billion.
                                               See 'Principal Risks of the Fund -- General
                                               Risks of Securities Linked to the Real Estate
                                               Market.'

                                               Lower-rated Securities Risk. Lower-rated
                                               preferred stock or debt securities, or
                                               equivalent unrated securities, which are
                                               commonly known as 'junk bonds,' generally
                                               involve greater volatility of price and risk of
                                               loss of
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                                               income and principal, and may be more
                                               susceptible to real or perceived adverse
                                               economic and competitive industry conditions
                                               than higher grade securities. It is reasonable
                                               to expect that any adverse economic conditions
                                               could disrupt the market for lower-rated
                                               securities, have an adverse impact on the value
                                               of those securities, and adversely affect the
                                               ability of the issuers of those securities to
                                               repay principal and interest on those
                                               securities. See 'Principal Risks of the Fund --
                                               Risks of Investment in Lower-rated Securities.'

                                               Market Price Discount From Net Asset Value.
                                               Shares of closed-end investment companies
                                               frequently trade at a discount from their net
                                               asset value. This characteristic is a risk
                                               separate and distinct from the risk that net
                                               asset value could decrease as a result of
                                               investment activities and may be greater for
                                               investors expecting to sell their shares in a
                                               relatively short period following completion of
                                               this offering. We cannot predict whether the
                                               shares will trade at, above or below net asset
                                               value. See 'Principal Risks of the
                                               Fund -- Market Price Discount From Net Asset
                                               Value.'

Additional Risk Considerations...............  Portfolio Turnover. We may engage in portfolio trading when considered appropriate. There are
                                               no limits on the rate of portfolio turnover. A
                                               higher turnover rate results in correspondingly
                                               greater brokerage commissions and other
                                               transactional expenses which are borne by the
                                               Fund. See 'Additional Risk Considerations --
                                               Portfolio Turnover.'

                                               Inflation Risk. Inflation risk is the risk that
                                               the value of assets or income from investments
                                               will be worth less than in the future as
                                               inflation decreases the value of money. As
                                               inflation increases, the real value of the
                                               Common Shares and distributions can decline and
                                               the dividend payments on Fund Preferred Shares,
                                               if any, or interest payments on any borrowings
                                               may increase. See 'Additional Risk
                                               Considerations -- Inflation Risk.'

                                               Non-Diversified Status. Because we, as a
                                               non-diversified investment company, may invest
                                               in a smaller number of individual issuers than a
                                               diversified investment
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                                               company, an investment in the Fund presents
                                               greater risk to you than an investment in a
                                               diversified company. We intend to comply with
                                               the diversification requirements of the Code
                                               applicable to regulated investment companies.
                                               See 'Additional Risk
                                               Considerations -- Non-Diversified Status.' See
                                               also 'Taxation' in the SAI.

                                               Anti-Takeover Provisions. Certain provisions of
                                               our Amended and Restated Articles of
                                               Incorporation ('Articles of Incorporation') and
                                               Amended and Restated By-Laws ('By-Laws') could
                                               have the effect of limiting the ability of other
                                               entities or persons to acquire control of the
                                               Fund or to modify our structure. The provisions
                                               may have the effect of depriving you of an
                                               opportunity to sell your shares at a premium
                                               over prevailing market prices and may have the
                                               effect of inhibiting conversion of the Fund to
                                               an open-end investment company. See 'Certain
                                               Provisions of the Articles of Incorporation and
                                               By-Laws' and 'Additional Risk
                                               Considerations -- Anti-Takeover Provisions.'

                                               Given the risks described above, an investment
                                               in the shares may not be appropriate for all
                                               investors. You should carefully consider your
                                               ability to assume these risks before making an
                                               investment in the Fund.

Investment Manager...........................  Cohen & Steers Capital Management, Inc. is the
                                               investment manager pursuant to an Investment
                                               Management Agreement. The Investment Manager,
                                               which was formed in 1986, is a leading firm
                                               specializing in the management of real estate
                                               securities portfolios and as of March 31, 2001
                                               had approximately $4.5 billion in assets under
                                               management. Its clients include pension plans,
                                               endowment funds and mutual funds, including the
                                               largest open-end and closed-end real estate
                                               funds. The Investment Manager's client accounts
                                               are invested principally in real estate
                                               securities and the Investment Manager focuses
                                               exclusively on real estate. The Investment
                                               Manager also will have responsibility for
                                               providing administrative services, and assisting
                                               the Fund with operational needs pursuant to

                                               an Administration Agreement. In accordance with
                                               the terms of the Administration Agreement, the
                                               Fund has entered into an agreement with State
                                               Street Bank and Trust Company ('State Street
                                               Bank') to perform certain administrative
                                               functions subject to the supervision of the
                                               Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the
                                               Fund -- Administration and Sub-Administration
                                               Agreement.'

Fees and Expenses............................  The Fund will pay the Investment Manager a monthly fee computed at the annual rate of 0.85%
                                               of average daily managed assets (i.e., the net
                                               asset value of Common Shares plus the
                                               liquidation preference of any Fund Preferred
                                               Shares and the principal amount of any
                                               borrowings used for leverage). The fees payable
                                               to the Investment Manager are higher than the
                                               management fees paid by many investment
                                               companies, but are comparable to fees paid by
                                               many registered management investment companies
                                               that invest primarily in real estate securities.
                                               The Investment Manager has contractually agreed
                                               to waive a portion of its investment management
                                               fees in the amount of 0.42% of average daily
                                               managed assets for the first 5 fiscal years of
                                               the Fund's operations (through December 31,
                                               2006), and in declining amounts for each of the
                                               five years thereafter (through December 31,
                                               2011). For much of this period, the fees paid by
                                               the Fund will be lower than many comparable
                                               funds. See 'Management of the Fund -- Investment
                                               Manager.' When the Fund is utilizing leverage,
                                               the fees paid to the Investment Manager for
                                               investment advisory and management services will
                                               be higher than if the Fund did not utilize
                                               leverage because the fees paid will be
                                               calculated based on the Fund's managed assets,
                                               which include the liquidation preference of
                                               preferred stock, and the principal amount of any
                                               outstanding borrowings used for leverage. The
                                               Fund's investment management fees and other
                                               expenses are paid only by the Common
                                               Shareholders, and not by holders of Fund
                                               Preferred Shares. See 'Use of Leverage.'

Listing and Symbol...........................  The Common Shares have been approved for listing on the New York Stock Exchange (the 'NYSE') upon
                                               notice of issuance under the symbol 'RLF.'

Dividends and Distributions..................  Commencing with the Fund's first dividend, the
                                               Fund intends to make regular monthly cash
                                               distributions to Common Shareholders at a level
                                               rate based on the projected performance of the
                                               Fund, which rate may be adjusted from time to
                                               time. The Fund's ability to maintain a level
                                               dividend rate will depend on a number of
                                               factors, including the stability of income
                                               received from its investments and dividends
                                               payable on Fund Preferred Shares or interest
                                               payments on borrowings. As portfolio and market
                                               conditions change, the rate of dividends on the
                                               Common Shares and the Fund's dividend policy
                                               will likely change. Over time, the Fund will
                                               distribute all of its net investment income
                                               (after it pays accrued dividends on any
                                               outstanding Fund Preferred Shares and interest
                                               on any borrowings). In addition, at least
                                               annually, the Fund intends to distribute net
                                               capital gain and taxable ordinary income, if
                                               any, to you so long as the net capital gain and
                                               taxable ordinary income are not necessary to pay
                                               accrued dividends on, or redeem or liquidate any
                                               Fund Preferred Shares, or pay interest on any
                                               borrowings. Your initial distribution is
                                               expected to be declared approximately 45 days,
                                               and paid approximately 60 to 75 days, from the
                                               completion of this offering, depending on market
                                               conditions. See 'Dividends and Distributions.'

Dividend Reinvestment Plan...................  Shareholders will receive their dividends in additional Common Shares purchased in the open
                                               market or issued by the Fund through the Fund's
                                               Dividend Reinvestment Plan, unless they elect to
                                               have their dividends and other distributions
                                               from the Fund paid in cash. Shareholders whose
                                               Common Shares are held in the name of a broker
                                               or nominee should contact the broker or nominee
                                               to confirm that the dividend reinvestment
                                               service is available. See 'Dividends and
                                               Distributions' and 'Taxation.'

Custodian, Transfer Agent, Dividend
Disbursing Agent and Registrar...............  State Street Bank and Trust Company will act as custodian, and EquiServe Trust Company, NA will
                                               act as transfer agent, dividend disbursing agent
                                               and registrar for the Fund. See 'Custodian,
                                               Transfer Agent, Dividend Disbursing Agent and
                                               Registrar.'

                            SUMMARY OF FUND EXPENSES

    The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 22,000,000 Common Shares. The table also assumes the issuance of Fund Preferred Shares in an amount equal to 25% of the Fund's total capital (after issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and, in footnote 2, as a percentage of managed assets.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Paid by You (as a percentage of offering
  price)....................................................  4.5%
Dividend Reinvestment Plan Fees.............................  None

                                                               PERCENTAGE OF
                                                                 NET ASSETS
                                                              ATTRIBUTABLE TO
                                                                   COMMON
                                                                 SHARES(2)
ANNUAL EXPENSES                                                  ---------
Investment Management Fees(1)...............................        1.13%
Other Expenses(1)...........................................        0.23%
Interest Payments on Borrowed Funds(1)......................         None
Total Annual Fund Operating Expenses(1).....................        1.36%
Fee and Expense Reimbursement (Years 1-5)...................        0.56%(3)
Total Net Annual Expenses(1)................................        0.80%(3)

---------

(1) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage by borrowing in an amount equal to 25% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fee would be 1.13%, Other Expenses would be 0.23%, Interest Payments on Borrowed Funds (assuming an interest rate of 6.0%, which interest rate is subject to change based on prevailing market conditions) would be 2.00%, Total Annual Fund Operating Expenses would be 3.36% and Total Net Annual Expenses would be 2.80%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $73, $129, $187 and $359, respectively.

(2) Stated as percentages of the Fund's managed assets attributable to both Common and Preferred Shares, the Fund's expenses would be estimated to be as follows:

                                                              PERCENTAGE OF
                                                              MANAGED ASSETS
ANNUAL EXPENSES                                               --------------
Management Fees.............................................      0.85%
Other Expenses..............................................      0.17%
Interest Payments on Borrowed Funds.........................       None
Total Annual Fund Operating Expenses........................      1.02%
Fee and Expense Reimbursement (Years 1-5)...................      0.42%(3)
Total Net Annual Expenses...................................      0.60%(3)

(3) Cohen & Steers Capital Management, Inc., the Investment Manager, has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.42% of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage) for the first 5 years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. Without this reimbursement, 'Total Net Annual Expenses' would be estimated to be 1.36% of average daily managed assets attributable to Common Shares. Cohen & Steers Capital Management, Inc. has agreed to pay (i) all organizational expenses and
    (ii) offering costs (other than the sales load) that exceed $0.03 per Common Share (.20% of the offering price).

-------------------
    The following example illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in Common Shares, assuming
(1) total net annual expenses of 0.80% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.27% in year 10 and (2) a 5% annual return:

                                            1 YEAR      3 YEARS      5 YEARS      10 YEARS(2)
                                            ------      -------      -------      -----------
                                             $53          $70          $88           $158

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

                               -------------------

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's managed assets (assuming the issuance of Fund Preferred Shares in an amount equal to approximately 25% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $51; 3 Years $63; 5 Years $77; and 10 Years $131.

(2) Assumes reimbursement of fees and expenses of 0.35% of average daily managed assets in year 6, 0.28% in year 7, 0.21% in year 8, and 0.14% in year 9 and 0.07% in year 10. Cohen & Steers Capital Management, Inc. has not agreed to reimburse the Fund for any portion of its fees and expenses beyond
    December 31, 2011. See 'Management of the Fund -- Investment Manager.'

                                    THE FUND

    Cohen & Steers Advantage Income Realty Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on June 21, 2000 and are registered as an investment company under the Investment Company Act of 1940 (the '1940 Act'). As a recently-organized entity, we have no operating history. Our principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering, after deducting offering costs (other than the sales load) of $.03 per Common Share, to be $314,490,000, or $361,663,500 assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' A portion of the organization and offering costs of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for (i) all of the Fund's organization expenses and
(ii) offering costs (other than the sales load) that exceed $0.03 per Common Share.

    We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within four months of the initial public offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so. The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. See Appendix A in the SAI for a description of bond ratings.

We will not invest more than 10% of our total assets in illiquid real estate securities. These two policies are fundamental and cannot be changed without the approval of a majority of the Fund's voting securities, as defined in the Investment Company Act of 1940, as amended. We will invest only in securities of U.S. issuers and generally will not invest more than 10% of our total assets in the securities of one issuer.

    We will not enter into short sales or invest in derivatives, except as described in this prospectus in connection with the interest rate swap or interest rate cap transactions. See 'Use of Leverage' and 'Interest Rate Transactions.' There can be no assurance that our investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

     has at least 50% of its assets in such real estate.

    Under normal market conditions, we will invest at least 90% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

     common stocks (including REIT shares);

     preferred stocks;

     rights or warrants to purchase common and preferred stocks; and

     securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

    Real Estate Investment Trusts. We will invest at least 80% of our total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. We do not currently intend to invest more than 10% of our total assets in Mortgage REITs or Hybrid REITs.

    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

    Debt Securities. We may invest a maximum of 10% of our total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

    Lower-rated Securities. We may invest no more than 25% of our total assets in preferred stock and debt securities rated below investment grade (commonly known as 'junk bonds') and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's Investors Service Inc. ('Moody's') or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

    Illiquid Securities. We will not invest more than 10% of our total assets in illiquid real estate securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.

                                USE OF LEVERAGE

    Subject to market conditions and the Fund's receipt of AAA/aaa credit rating on Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 25% of the Fund's capital immediately after their issuance. Fund Preferred Shares will have seniority over the Common Shares and any interest rate transactions the Fund enters into. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares.'

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowing, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

    The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on Fund Preferred Shares (expected to be AAA/aaa), the Fund will not issue Fund Preferred Shares.

    Assuming that Fund Preferred Shares or borrowings will represent approximately 25% of the Fund's capital and pay dividends or interest or payment rate set by an interest rate transaction at an annual average rate of 6.5%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.63% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to Fund Preferred Shares or borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of - 10%, - 5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or borrowings representing approximately 25% of the Fund's total capital, an 8.4% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 6.5%. See 'Use of Leverage -- Leverage Risk.'

Assumed Portfolio Total Return...............  (10.00)%   (5.00)%    0.00%    5.00%    10.00%
Common Share Total Return....................  (15.50)%   (8.83)%   (2.17)%   4.50%    11.17%

    Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

    During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISK

    Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

    Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

    In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See 'Interest Rate Transactions.'

    Unless and until Fund Preferred Shares are issued or borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

                           INTEREST RATE TRANSACTIONS

    In connection with our anticipated use of leverage through our sale of Fund Preferred Shares or borrowings, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than the rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also harm the performance of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter party defaults, the Fund would be obligated to make the direct payment of the rate of return on Fund Preferred Shares or the rate of interest on borrowings. Depending on the general state of short-term interest rates at that point in time, this default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter party that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counter party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

    The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                          PRINCIPAL RISKS OF THE FUND

    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives. As a recently organized entity, we have no operating history.

NO OPERATING HISTORY

    We are a newly organized non-diversified closed-end management investment company with no operating history.

STOCK MARKET RISK

    Because prices of equity securities fluctuate from day-to-day, the value of our portfolio and the price per Common Share will vary based upon general market conditions.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

    We will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of our policy of concentration in the securities of companies in the real estate industry, we are also subject to the risks associated with the direct ownership of real estate. These risks include:

     declines in the value of real estate

     risks related to general and local economic conditions

     possible lack of availability of mortgage funds

     overbuilding

     extended vacancies of properties

     increased competition

     increases in property taxes and operating expenses

     changes in zoning laws

     losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

     limitations on rents

     changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Non-Controlled Property Management. The ability of a REIT to manage properties that it does not own is limited by the Code and therefore a REIT is dependent upon entities it does not control for the management and operation of its business.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

LEVERAGE RISK

    The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 25% of the Fund's capital after their issuance or alternatively, through borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of Leverage.'

INTEREST RATE TRANSACTIONS RISK

    The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Interest Rate Transactions.'

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

    In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

    Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. We may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securitites that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

    We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Taxation.'

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

NON-DIVERSIFIED STATUS

    The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent our earnings are distributed to shareholders. See 'Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of our total assets will be invested in the securities of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies), (ii) at least 50% of the market value of our total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of our total assets will be invested in the securities of a single issuer and
(iii) we will not own more than 10% of the outstanding voting securities of a single issuer. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS

    Certain provisions of our Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change our structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation, and conversion to open-end status. See 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

                             MANAGEMENT OF THE FUND

    The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment

Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with more than $4.5 billion of assets under management as of March 31, 2001. Its current clients include pension plans, endowment funds and registered investment companies, including the Fund, Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Cohen & Steers' client accounts are invested principally in real estate securities.

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily managed asset value of the Fund. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. See 'Summary of Fund Expenses.' When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of borrowings for leverage. See 'Use of Leverage.'

    The Fund's portfolio managers are:

     Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since their inception, President of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and Vice President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

     Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

     Steven R. Brown -- Mr. Brown joined Cohen & Steers in 1992 and, during the past five years, has served as a Senior Vice President in investment research at Cohen & Steers Capital Management, Inc. He is a member of the National Association of Real Estate Investment Trusts and ICSC and currently serves on the ICSC Research Advisory Task Force.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis 0.02% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and EquiServe Trust Company, NA has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.'

                          DIVIDENDS AND DISTRIBUTIONS

    Our policy is to make regular monthly cash distributions to Common Shareholders at a level rate that reflects the past and projected performance of the Fund. Distributions can only be made after paying any accrued dividends to Fund Preferred Shareholders and interest and required principal payments on all borrowings. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares or interest payments on borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy will likely change. Over time, the Fund will distribute all of its net investment income, if any, after paying accrued dividends on outstanding Fund Preferred Shares and interest and required principal payments on all borrowings, if any. In addition, the Fund intends to distribute all of its net capital gain (net long-term capital gain in excess of net short-term capital loss) and taxable ordinary income, if any, at least annually after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares or making any required payments on borrowings. The first monthly dividend is expected to be declared approximately 45 days, and paid approximately 60-75 days, from the completion of this offering, depending on market conditions. Investment company taxable income of the Fund does not include net capital gain, and is reduced by the Fund's deductible expenses. The expenses of the Fund are accrued each day. In addition, we currently expect that a portion of our dividends will consist of amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in shareholders' Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

    To the extent practicable, the Fund will attempt to pay monthly distributions to shareholders at a level rate, which may be adjusted from time to time by the Fund's Board of Directors, although there can be no assurance that it will be able to do so. In order to maintain such monthly cash distributions, short-term capital gains and amounts representing a return of the shareholder's capital may from time to time be included in monthly distributions. See 'Taxation.'

DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, NA as agent for shareholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. The Plan Agent will either
(i) effect purchases of Common Shares under the Plan in the open market or
(ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 426-5523.

                              CLOSED-END STRUCTURE

    The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at 'net asset value.' Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

    Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See 'Repurchase of Shares.' The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

    The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Certain Provisions of the Articles of Incorporation and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                              REPURCHASE OF SHARES

    Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see 'Repurchase of Shares' in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

    There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a share repurchase.

                                    TAXATION

    The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's 'investment company taxable income' (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

    A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

    Each year, we will notify you of the tax status of dividends and other distributions.

    If you sell your Common Shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

    We may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable if you fail to provide us with your correct taxpayer identification number;

     fail to make required certifications; or have been notified by the IRS that you are subject to backup withholding.

    Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

    The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Fund is authorized to issue 100,000,000 shares of Common Shares, $0.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See 'Fund Preferred Shares' below. The Common Shares have been approved for listing on the NYSE upon notice of issuance under the symbol 'RLF.' Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under 'Fund Preferred Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws' and above under 'Possible Conversion to Open-End Status' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

FUND PREFERRED SHARES

    The Fund's Articles of Incorporation authorize the issuance of an unlimited number of Fund Preferred Shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Shareholders.

    The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 25% of the Fund's capital immediately after the time Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/aaa credit rating on Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference, and redemption provisions of Fund Preferred Shares will likely be as stated below.

    Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than borrowings, measured immediately after issuance of Fund Preferred Shares. 'Liquidation value' means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of Fund Preferred Shares is expected to be approximately 25% of the value of the Fund's total assets less liabilities other than borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

    Distribution Preference. Fund Preferred Shares will have complete priority over the Common Shares and will have complete priority over any interest rate swap or cap agreement as to distribution of assets.

    Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

    Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

    Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the single class vote of the holders of Fund Preferred Shares and Common Shares.

    Redemption, Purchase and Sale of Fund Preferred Shares. The terms of Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See 'Use of Leverage.'

    The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

    As of the date of this prospectus, Cohen & Steers Capital Management, Inc. owned of record and beneficially 7,000 shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

        CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

    The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least

12 months, or has been a member of the Board of Directors since the Fund's offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

    However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

    Reference is made to the Amended and Restated Articles of Incorporation and Amended and Restated By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to each underwriter, the number of Common Shares set forth opposite its name.

                                                             NUMBER
NAME                                                       OF SHARES
----                                                       ---------
Salomon Smith Barney Inc.                                   2,961,000
Prudential Securities Incorporated                          2,960,000
UBS Warburg LLC                                             2,960,000
First Union Securities, Inc.                                2,960,000
Legg Mason Wood Walker, Incorporated                        2,960,000
Raymond James & Associates, Inc.                            2,960,000
CIBC World Markets Corp.                                      328,500
Dain Rauscher Incorporated                                    328,500
A.G. Edwards & Sons, Inc.                                     328,500
U.S. Bancorp Piper Jaffray Inc.                               328,500
Advest, Inc.                                                  225,000
Crowell, Weedon & Co.                                         225,000
Fahnestock & Co. Inc.                                         225,000
Gruntal & Co., L.L.C.                                         225,000
J.J.B. Hilliard, W.L. Lyons, Inc.                             225,000
Janney Montgomery Scott LLC                                   225,000
Josepthal & Co. Inc.                                          225,000
McDonald Investments Inc., a KeyCorp Company                  225,000
Quick & Reilly, Inc.                                          225,000
The Robinson-Humphrey Company, LLC                            225,000
Stifel, Nicolaus & Company, Incorporated                      225,000
Tucker Anthony Incorporated                                   225,000
Wachovia Securities, Inc.                                     225,000
                                                           ----------
Total                                                      22,000,000
                                                           ----------
                                                           ----------

    The underwriting agreement provides that the obligations of the several underwriters to purchase the Common Shares included in the offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

    The underwriters, for whom Salomon Smith Barney Inc., Prudential Securities Incorporated, UBS Warburg LLC, First Union Securities, Inc., Legg Mason Wood Walker, Incorporated, and

Raymond James & Associates, Inc. are acting as representatives, propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and may offer some of the shares to certain dealers at the offering price less a concession not in excess of $0.45 per share. The underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the shares are not sold at the prices set forth above, the representative may change the offering price and other selling terms. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The minimum investment requirement is 100 shares. Investors must pay for any shares purchased on or before May 31, 2001.

    The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 3,300,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares approximately proportionate to such underwriter's initial purchase commitment.

    Prior to this offering, there has been no public or private market for the shares. Consequently, the offering price for the shares was determined by negotiation among the Fund, Investment Manager and the representatives. There can be no assurance, however, that the price at which the shares will sell after this offering will not be lower than the price at which they are sold by the underwriters. No underwriter is obligated to make a market in the shares and there can be no assurance that any trading market in the shares will develop and continue after this offering. The Fund has been approved for the listing of the Common Shares on the NYSE.

    The underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A 'stabilizing bid' is a bid for or the purchase of the Common Shares on behalf of an underwriter for the purpose of fixing or maintaining the price of the Common Shares. A 'covering transaction' is a bid for or purchase of the Common Shares on behalf of an underwriter to reduce a short position incurred by the underwriters in connection with the offering. A 'penalty bid' is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

    The Fund and Investment Manager have each agreed to indemnify the several underwriters or contribute to losses arising out of certain liabilities under the Securities Act.

    The Investment Manager will pay to Salomon Smith Barney Inc. from its own resources additional compensation in connection with the sale and distribution of the shares in the form of a structuring fee in an aggregate amount equal to $1,000,000.

    The underwriting agreement provides that it may be terminated in the absolute discretion of the representative without liability on the part of any underwriter to the Fund or the Investment Manager if, prior to the delivery of and payment for the shares, (i) trading in the shares or in securities generally on the NYSE, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representative, impracticable or inadvisable to commence or continue the offering of the shares at the offering price to the public set forth on the cover page of the prospectus or to enforce contracts for the resale of the shares by the underwriters.

    The Fund anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

    The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, whose principal business address is 150 Royall Street, Canton, MA 02021 has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor EquiServe Trust Company, NA has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                            REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                             VALIDITY OF THE SHARES

    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain other legal matters will be passed on for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives and Policies.                             3
Use of Leverage.............................................    5
Investment Restrictions.....................................    8
Management of the Fund......................................   10
Compensation of Directors and Certain Officers..............   11
Investment Advisory and Other Services......................   12
Portfolio Transactions and Brokerage........................   15
Determination of Net Asset Value............................   16
Repurchase of Shares........................................   17
Taxation....................................................   18
Performance Information.....................................   23
Counsel and Independent Accountants.........................   26
Additional Information......................................   26
Report of Independent Accountants...........................   27
Statement of Assets and Liabilities.........................   28
Statement of Operations.....................................   28
Description of Bond Ratings (Appendix A)....................  A-1

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                               22,000,000 SHARES

                                     [LOGO]

                                 COMMON SHARES

                                   ---------
                                   PROSPECTUS
                                  MAY 24, 2001
                                   ---------

                              SALOMON SMITH BARNEY
                             PRUDENTIAL SECURITIES
                                  UBS WARBURG
                          FIRST UNION SECURITIES, INC.
                            LEGG MASON WOOD WALKER,
                                  INCORPORATED
                                 RAYMOND JAMES

          UNTIL JUNE 18, 2001 ALL DEALERS THAT BUY, SELL OR TRADE THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

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